Exhibit 10.15.2

Amendment No. 2 to the License Agreement No. 000 1641

between Tele Atlas North America, Inc. and TeleNav, Inc.

This is the second Amendment (“Amendment #2”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between Tele Atlas North America, Inc. (“Tele Atlas”) and TeleNav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for Tele Atlas’ data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1.	Schedule A, Subsection Premium Tele Atlas Products, shall be amended to include the following:

Tele Atlas® 3D City Maps North America – coverage for the United States and Canada

Tele Atlas® Local Points of Interest North America – coverage of the United States and Canada, available upon commercial release including the 2010.06 prototype

2.	The first paragraph of Schedule B shall be deleted and replaced with the following:

Licensee is permitted to develop, produce, market and promote the following Value Added Products in accordance with this Agreement. Licensee’s license to Value Added Products A1, A4, B, C, D, G, H, I, J and K shall continue for a period of [*****], Value Added Product A3 shall continue from the Effective Date of this Amendment #2 until the earlier of: December 31, 2012 or termination of Licensee’s agreement with Sprint related to Value Added Product A3. Value Added Product A2 shall continue for a period of [*****], and Value Added Product E and F shall continue for a period of [*****] from the Effective Date of the Agreement, unless terminated earlier.

3.	Schedule B, Subsection Value Added Product A3, shall be deleted and replaced with the following:

The Value Added Product A3 is an application for Sprint bundle (ie. a Sprint content bundle which includes at a minimum a [*****] plan and more than [*****] data feature) Subscribers that is programmed for a multi-function device (eg. mobile phone, smart phone), which may utilize multiple Sensors, and whose primary purpose is not for Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product A3 will not be programmed to utilize any Sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multi-function device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. Updates, corrections or enhancements to the Value Added Product A3 in the device may be accomplished by accessing a remote version of the Value Added Product A3 such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. In every case the use of the Value Added Product A3 must be tracked on a single device basis with device-identification security and server based activation processes which routinely (at least monthly) verify and record each device authorization in order to prevent use on multiple devices without authorization and payment for each device. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product A3 or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 1 Tele Atlas CONFIDENTIAL	Licensee

Extended features:

*	Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

*	Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

*	Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

There will be two instances of Value Added Product A3:

1. A basic navigation application included at no additional charge for Sprint bundle Subscribers, for which Licensee will use commercially reasonable efforts to include an upgrade path to a premium application (“Basic Navigation”).

2. A premium navigation application that Sprint bundle Subscribers can upgrade to from Basic Navigation for a fee or may be offered as a standalone application (“Premium Navigation”).

For the following Permitted Purposes:

The Value Added Product A3 is an application for Sprint bundles that is programmed for a multi-function device.

4.	Schedule B, Subsection “Event” or “Transaction” shall be deleted and replaced with the following:

“Transaction” means a [*****] distinct use of the Licensed Tele Atlas Products to determine a Location, Map Display or Route for an End User. For the avoidance of doubt, [*****] will only be applicable for the specific listed element(s) under the appropriate Value Added Product [*****] for which such [*****] is applicable. For example, under the current Value Added Product A1 when a Map Display is presented to an End User without any [*****] or [*****] , [*****] fee would apply to such Map Display. Should Map Display [*****] be added at a later date, Licensee shall report and [*****] for such Transaction.

5.	Schedule D, License Period, shall be deleted and replaced with the following:

License Period:	[*****] for all Value Added Products except Value Added Product A2, A3, E and F. Value Added Product A2 shall be for [*****]. Value Added Product A3 shall be from the Effective Date of this Amendment #2 until the earlier of: December 31, 2012 or termination of Licensee’s agreement with Sprint related to Value Added Product A3. Value Added Product E and F shall continue for [*****].

Effective Date:	July 1, 2009

Expiration date of initial term:	[*****] for all Value Added Products except Value Added Product A2, A3, E and F. [*****] for Value Added Product A3. [*****] for Value Added Product A2. [*****] for Value Added Product E and F.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 2 Tele Atlas CONFIDENTIAL	Licensee

6.	Schedule E, Minimum Guarantee, shall be amended to include the following:

For the period of [*****] through [*****], the Minimum Guarantee for Value Added Product [*****] is [*****]. For the period of [*****] through [*****] the Minimum Guarantee for Value Added Product [*****] shall be [*****]. For the period covering [*****] through [*****], the Minimum Guarantee for Value Added Product [*****] shall [*****].

[*****] of the 2010 Minimum Guarantee for Value Added Product [*****] shall be invoiced upon execution of this Amendment #2 in the amount of [*****] with payment due net thirty (30) The remaining balance in the amount of [*****] shall be [*****] with payments in the amount of [*****] to be invoiced on the [*****] of the month [*****] through [*****] with payment due net thirty (30). In [*****], the Minimum Guarantee for Value Added Product [*****] shall be [*****] throughout the [*****]; to be invoiced on the [*****] of the month, due net thirty (30). In [*****], the Minimum Guarantee for Value Added Product [*****] shall be [*****] throughout the [*****]; to be invoiced on the [*****], due net thirty (30).

Licensee must agree to continue use of [*****] and [*****] products for [*****] for Value Added Product [*****] for the [*****]. In [*****] Licensee must provide [*****] if Licensee chooses to discontinue use of [*****] product for [*****] for Value Added Product [*****]. Once the [*****] product’s use has been discontinued, the Minimum Guarantee will be [*****] as follows: (a) in [*****], the Minimum Guarantee for Value Added Product [*****] shall be [*****]; to be invoiced on the [*****], due net thirty (30); and (b) in [*****], the Minimum Guarantee for Value Added Product [*****] shall be [*****]; to be invoiced on the [*****], due net thirty (30).

The Minimum Guarantee for Value Added Product [*****] shall be in addition to the Minimum Guarantee already described herein. Notwithstanding anything to the contrary herein, if Licensee’s agreement with Sprint related to Value Added Product [*****] and related payments is terminated due to: (i) Licensee’s breach of the agreement between Sprint and Licensee, (ii) Sprint providing Licensee thirty (30) business days notice of their intent to terminate the agreement between Licensee and Sprint between the period of [*****] and [*****], or (iii) Sprint becoming financially insolvent including but not limited to filing for bankruptcy, Licensee shall provide Tele Atlas with [*****] to terminate Value Added Product [*****], and the Minimum Guarantee for Value Added Product [*****] shall be [*****] to the end of the month following notice of such termination.

7.	Schedule F, Subsection Value Added Product [*****], shall be deleted and replaced with the following:

Value Added Product [*****] shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® 3D City Maps North America – coverage for the United States and Canada

Tele Atlas® 3D Landmarks North America, coverage for the United States and Canada

Tele Atlas® Local Points of Interest North America – coverage of the United States and Canada, available upon commercial release including the 2010.06 prototype

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 3 Tele Atlas CONFIDENTIAL	Licensee

Navigation [*****]
	[	*****]	[	*****]	[	*****]
Basic Navigation Revenue Share	[	*****]	[	*****]	[	*****]
Premium Navigation fee per Subscriber per month	[	*****]	[	*****]	[	*****]
Advertising Revenue Share	[	*****]	[	*****]	[	*****]
Navigation [*****]
	[	*****]	[	*****]	[	*****]
Basic Navigation Revenue Share	[	*****]	[	*****]	[	*****]
Premium Navigation fee per Subscriber per month	[	*****]	[	*****]	[	*****]
Advertising Rev Share	[	*****]	[	*****]	[	*****]

•	All revenue share percentages are based on Licensee’s [*****] revenue.
•	[*****] revenue Sprint pays to Licensee for Basic Navigation.
•	Gross Advertising and M-Commerce revenue.
•	“Subscriber” means an End User who is authorized to access the Value Added Product [*****] on a subscription basis.
•	Premium Navigation includes a 30-day, free trial to the Subscriber.
•

A [*****] “Advertising Revenue Share” will be applied on any advertising revenue recognized by Licensee or Licensee’s authorized third party agent associated with the [*****]; including sponsorship fees, couponing, transaction commissions (example movie tickets) and the value of any products or services bartered for advertising.

•	Should the number of [*****] devices over a [*****] comprise more than [*****] of the monthly End Users [*****], the Parties agree they shall renegotiate the [*****] within [*****] of such change.
•

No later than [*****], Licensee must [*****] Value Added Product [*****] applications to utilize the [*****] product and/or [*****] product, provided that such [*****] product is of comparable scope and quality as the current [*****] provided to Licensee under the Agreement.

Tele Atlas Products:

	Basic Navigation		Premium Navigation

•	MultiNet map- extended features of lane guidance and speed limits only included	•	MultiNet map – extended features included

•	Options with and without POI	•	Options with and without POI

		•	3D Landmarks

		•	3D City Maps

Conditions for Value Added Product [*****] Pricing:

•	All of Licensee’s [*****] business must use [*****].

•	[*****] bundle Subscribers must have access to Basic Navigation, for which Licensee will use commercially reasonable efforts to provide an upgrade path to Premium Navigation.

[*****] Data

•

Licensee shall deliver the [*****] data from Basic Navigation and Premium Navigation sessions (“Licensee [*****] Data”) to Tele Atlas in accordance with Annex 1 to Amendment #2. Licensee has the rights and authority to and hereby does grant to Tele Atlas, subject only to third party rights and restrictions imposed on Licensee by [*****], a perpetual, irrevocable, royalty-free license to use, modify, incorporate into products and/or market and distribute the Licensee [*****] Data and any derivative work created by Tele Atlas therefrom.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 4 Tele Atlas CONFIDENTIAL	Licensee

•

In no event other than a breach of the license grant set forth above, shall Licensee be liable to Tele Atlas for any direct, indirect, consequential, exemplary, special or incidental damages, including any lost data or lost profits, whether or not such damages are based on tort, warranty, contract or any other legal theory arising from or relating to the Licensee [*****] Data, even if Licensee has been advised of the possibility of such damages.

•

Upon termination or expiration of the Agreement, Tele Atlas’ license to use the Licensee [*****] Data shall survive; provided that Licensee may terminate the license grant and not be obligated to deliver any additional Licensee [*****] Data upon written notice to Tele Atlas if [*****] terminates Licensee’s rights to such data.

Licensee’s Royalty Reports for Value Added Product [*****] shall specifically include the following information:

Basic Navigation

•     Sprint revenue to Licensee and associated Tele Atlas revenue share

•     Number of Sprint bundle Subscribers

•     Number of Basic Navigation Active Users with POI; or

•     Number of Basic Navigation Active Users without POI

•     Number of [*****] Active Users

Premium Navigation	• Number of Monthly Subscribers with POI; or • Number of Monthly Subscribers without POI
Advertising and M-Commerce Revenue	• Gross Advertising Revenue and associated Tele Atlas revenue share • Gross M-Commerce revenue and associated Tele Atlas revenue share

“M-Commerce” shall mean sponsorship fees, couponing, transaction commissions (example movie tickets) and the value of any products or services bartered for advertising.

8.	Schedule G, Subsection Value Added Product J, shall be deleted and replaced with the following:

	POI usage on other than Tele Atlas maps	Business Model
North America USA & Canada	[*****]	[*****]

Full Europe	[*****]	[*****]

Full Europe	[*****]	[*****]

9.	Article 2.1, Scope of License, shall be amended to include the following:

Licensee may use the Value Added Products without [*****] to Tele Atlas provided that any copies of the Licensed Tele Atlas Products: (a) are only used for internal purposes, including but not limited to trip, search, and usage data analytics, development/improvement of existing Value Added Products, and evaluation of new Value Added Products; (b) are not distributed to any third parties; and (c) will not be commercially launched as a Value Added Product absent definitive terms and conditions being agreed to between the Parties.

10.	Additional provisions with respect to the to Tele Atlas® Local Points of Interest North America product:

Licensee agrees that it shall not deliver the Tele Atlas® Local Points of Interest North America to a company that distributes or provide access to companies that verify, confirm, enhance, audit, or update any files competitive to those of [*****] for the benefit of a third party competitor; competitive files are defined as any file owned, license, marketed by the following companies or any commonly owned company or alias thereof: [*****], and [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 5 Tele Atlas CONFIDENTIAL	Licensee

During the Term, Licensee agrees to include within Value Added Product [*****] a statement of attribution noting that portions of the points of interest database have been provided in part by [*****].

Licensee is prohibited from using or providing the Tele Atlas® Local Points of Interest North America for telephone call routing related applications, screen pop applications, CD-ROM directory or other derivative directory product, verification services, caller name services, and online marketing lead verification services.

11.	Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #2 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #2 to be effective, valid and binding upon the Parties as of August 1, 2010 (the “Effective Date of this Amendment #2”).

Tele Atlas North America, Inc.		TeleNav, Inc.
a California corporation		a Delaware corporation
11 Lafayette Street		1130 Kifer Road
Lebanon, NH 03766-1445		Sunnyvale, CA 94086

By:	/s/ Maarten van Gool	By:	/s/ Douglas S. Miller

Name:	Maarten van Gool	Name:	Douglas S. Miller

Title:	Managing Director	Title:	CFO

Date:	9/17/2010	Date:	9/16/10

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 6 Tele Atlas CONFIDENTIAL	Licensee

ANNEX 1 TO AMENDMENT #2

[*****] Current Specifications [*****]
[*****]	[*****]	[*****]

[*****]	[*****] [*****]	[*****]

[*****] [*****] Specifications*
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

*	Licensee shall use all commercially reasonable efforts to [*****] in accordance with the requirements above [*****]. However, it will [*****] dependent upon how [*****] acknowledges that Licensee has no control).

To meet the [*****] requirements for the next generation software:

•	[*****] as described above

•	[*****] as described above

•	[*****].

•	Licensee must also provide [*****] associated with the [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA CA_0000608_3	TeleNav, Inc. License Agreement, Amendment #2, 9/2010, pg. 7 Tele Atlas CONFIDENTIAL	Licensee